Exhibit 10.7

acknowledgment and support agreement

November 3, 2025

HHCF Series 21 Sub, LLC

88 West Mound Street

Columbus, Ohio 43215

Re:	Acknowledgment and Support Agreement

Reference is made to that certain Series A Investment Agreement, dated as of November 3, 2025 (the “Series A Investment Agreement”), by and between HHCF Series 21 Sub, LLC, a Delaware limited liability company (together with its Affiliates, “Purchaser”) and Katapult Holdings, Inc., a Delaware corporation (the “Company”), and that certain Series B Investment Agreement, dated as of November 3, 2025, by and between Purchaser and the Company (the “Series B Investment Agreement” and collectively with the Series A Investment Agreement, the “Investment Agreements”), pursuant to which the Company will issue and sell, and the Purchaser will purchase, 35,000 shares of the Company’s Series A Convertible Preferred Stock, par value $0.0001 per share, and 30,000 shares of the Company’s Series B Convertible Preferred Stock, par value $0.0001 per share (such shares of Series A Convertible Preferred Stock and Series B Convertible Preferred Stock, the “Shares”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Investment Agreements.

As of the date hereof, the undersigned (“Stockholder”) is the record or beneficial owner (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, which meaning will apply for all purposes of this Acknowledgment and Support Agreement (this “Support Agreement”) whenever the term “beneficial owner” or “beneficially own” is used) of the number of shares of common stock, par value $0.0001 per share of the Company (the “Company Common Stock”), set forth below Stockholder’s name on the signature page hereto (all such shares of Company Common Stock, including securities convertible into or exercisable or exchangeable for Company Common Stock, for which Stockholder is or becomes the record or beneficial owner in a personal capacity (and for the avoidance of doubt excluding any shares held by affiliated funds) prior to the termination of this Support Agreement being referred to herein as the “Covered Shares” ).

Stockholder acknowledges and agrees that the execution of this Support Agreement and its delivery to Purchaser by Stockholder is a material inducement to Purchaser to enter into the Investment Agreements and purchase the Shares. Stockholder hereby acknowledges and agrees to the following:

1.	Stockholder Vote.

(a)	At any meeting of the stockholders of the Company, however called, or at any adjournment thereof, or in any other circumstance in which the vote, consent or other approval of the stockholders of the Company is sought (including any written consent of such stockholders) (each, a “Company Stockholders Meeting or Consent”), Stockholder shall (i) appear at each such meeting (if applicable) or otherwise cause all Covered Shares to be counted as present thereat for purposes of calculating a quorum and (ii) vote (or cause to be voted), or execute and deliver a written consent (or cause a written consent to be executed and delivered) covering, all Covered Shares:

(i)	in favor of the Requisite Stockholder Approval (as such term is defined in the Certificate of Designations) (the “Stockholder Approval”),

(ii)	in favor of any other matter considered at any Company Stockholders Meeting or Consent which the Board of Directors of the Company has determined is necessary in connection with the Stockholder Approval,

(iii)	in favor of any adjournment or postponement recommended by the Company in order to obtain the Stockholder Approval if there are not sufficient votes in favor of the Stockholder Approval, and

(iv)	against any proposal, action or agreement that does or would oppose, prevent or nullify the Stockholder Approval, any provision of this Support Agreement or any matter that is proposed in furtherance thereof.

2.	Irrevocable Proxy.

(a)	SOLELY IN THE EVENT OF A FAILURE BY STOCKHOLDER TO ACT IN ACCORDANCE WITH SUCH STOCKHOLDER’S OBLIGATIONS AS TO VOTING PURSUANT TO SECTION 1(A), UNTIL THE EARLIER OF (A) THE DATE THAT THE STOCKHOLDER APPROVAL HAS BEEN OBTAINED AND (B) FEBRUARY 27, 2026 (SUCH DATE THE “TERMINATION TIME”), STOCKHOLDER HEREBY IRREVOCABLY (UNTIL THE TERMINATION TIME) GRANTS TO AND APPOINTS PURCHASER SUCH STOCKHOLDER’S PROXY AND ATTORNEY-IN-FACT (WITH FULL POWER OF SUBSTITUTION), FOR AND IN THE NAME, PLACE AND STEAD OF STOCKHOLDER, TO REPRESENT, VOTE AND OTHERWISE ACT (BY VOTING AT ANY MEETING OF COMPANY STOCKHOLDERS, BY WRITTEN CONSENT IN LIEU THEREOF OR OTHERWISE) WITH RESPECT TO THE COVERED SHARES REGARDING THE MATTERS REFERRED TO IN SECTION 1(A) UNTIL THE TERMINATION TIME, TO THE SAME EXTENT AND WITH THE SAME EFFECT AS STOCKHOLDER MIGHT OR COULD DO UNDER APPLICABLE LAW, RULES AND REGULATIONS. THE PROXY GRANTED PURSUANT TO THIS SECTION 2(A) IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE TERMINATION TIME. UNTIL THE TERMINATION TIME, STOCKHOLDER WILL TAKE SUCH FURTHER ACTION AND WILL EXECUTE SUCH OTHER INSTRUMENTS AS MAY BE NECESSARY TO EFFECTUATE THE INTENT OF THIS PROXY. STOCKHOLDER HEREBY REVOKES ANY AND ALL PREVIOUS PROXIES

OR POWERS OF ATTORNEY GRANTED WITH RESPECT TO ANY OF THE COVERED SHARES THAT MAY HAVE HERETOFORE BEEN APPOINTED OR GRANTED WITH RESPECT TO THE MATTERS REFERRED TO IN THIS SECTION 2(A), AND PRIOR TO THE TERMINATION TIME NO SUBSEQUENT PROXY (WHETHER REVOCABLE OR IRREVOCABLE) OR POWER OF ATTORNEY SHALL BE GIVEN BY STOCKHOLDER. NOTWITHSTANDING THE FOREGOING, THIS PROXY SHALL TERMINATE UPON TERMINATION OF THIS SUPPORT AGREEMENT IN ACCORDANCE WITH ITS TERMS.

3.	No Inconsistent Arrangements. Until the Termination Time, Stockholder shall not, directly or indirectly, (a) transfer, sell, assign, gift, hedge, pledge, tender or otherwise dispose of, create or permit to exist any Lien on, or grant any proxy, power of attorney or other authorization in respect of (collectively, “Transfer”), or enter into any contract or other arrangement with respect to any Transfer of, the Covered Shares or any interest therein, (b) deposit or permit the deposit of the Covered Shares into a voting trust or enter into a tender, support, voting or similar agreement or arrangement with respect to the Covered Shares or (c) otherwise take any action with respect to any of the Covered Shares that would restrict, limit or interfere with the performance of any of Stockholder’s obligations under this Support Agreement or otherwise make any representation or warranty of Stockholder contained herein untrue or incorrect. Notwithstanding the foregoing, Stockholder may make Transfers of Covered Shares:

(i)	if the undersigned is a natural person, (A) to any person related to the undersigned by blood or adoption who is an immediate family member of the undersigned, or by marriage or domestic partnership (a “Family Member”), or to a trust formed for the direct or indirect benefit of the undersigned or any of the undersigned’s Family Members, (B) to the undersigned’s estate, following the death of the undersigned, by will, testamentary document or intestate succession, (C) by operation of law pursuant to a qualified domestic order or in connection with a divorce settlement or (D) to any partnership, corporation or limited liability company which is controlled by the undersigned and/or by any such Family Member(s);
(ii)	if the undersigned is a corporation, partnership or other business entity, (A) to another corporation, partnership or other business entity that is an affiliate (as defined under Rule 12b-2 of the Exchange Act) of the undersigned, including investment funds or other entities under common control or management with the undersigned or (B) as a distribution or dividend to equity holders (including, without limitation, general or limited partners and members) of the undersigned (including upon the liquidation and dissolution of the undersigned pursuant to a plan of liquidation approved by the undersigned’s equity holders);
(iii)	if the undersigned is a trust, to any grantors or beneficiaries of the trust; or
(iv)	as a bona fide gift to a charitable organization,

       provided that, in each case, the Covered Shares shall continue to be bound by this Support Agreement and provided that, prior to such Transfer, each donee, heir, beneficiary or other transferee or distributee thereof agrees in a writing reasonably acceptable to Purchaser to be bound by the terms and conditions of this Support Agreement.

4.	Representations and Warranties of Stockholder.

(a)	Stockholder hereby represents and warrants to Purchaser as follows:

(i)	If Stockholder is an entity or trust, such Stockholder is duly constituted, validly existing and in good standing under the laws of its jurisdiction of formation, if applicable, with full power, capacity and authority to own the Covered Shares and to perform the Stockholder’s obligations hereunder and to consummate the transactions contemplated hereby. The Stockholder has full power and authority to execute, deliver and perform this Support Agreement. This Support Agreement has been duly and validly executed and delivered by the Stockholder, and constitutes a valid and binding obligation of the Stockholder enforceable against the Stockholder in accordance with its terms, subject to (a) Laws of general application relating to bankruptcy, insolvency and the relief of debtors and (b) Laws of general application relating to bankruptcy, insolvency, the relief of debtors, fraudulent transfer, reorganization, moratorium and other similar Laws of general applicability relating to or affecting creditor’s rights;

(ii)	Stockholder owns beneficially and of record the Covered Shares, free and clear of all Liens or other restrictions on the right to vote the Covered Shares, except as provided hereunder. The Covered Shares listed below the Stockholder’s name constitute all of the shares of Company Common Stock owned by the Stockholder, beneficially or of record, as of the date hereof. Except pursuant to this Support Agreement and the Investment Agreement, no person has any contractual or other right or obligation to purchase or otherwise acquire any of the Covered Shares;

(iii)	Except as set forth on the signature page hereto, Stockholder has full voting power with respect to the Covered Shares, full power to issue instructions with respect to the matters set forth herein and full power and authority to agree to all of the matters set forth in this Support Agreement, in each case, with respect to all of the Covered Shares. None of the Covered Shares are subject to any proxy, voting trust or other agreement or arrangement with respect to the voting of the Covered Shares with respect to the matters contemplated herein; and

(iv)	The execution, delivery and performance by Stockholder of this Support Agreement do not and will not (a) contravene, conflict with or result in any violation or breach of any organizational document of Stockholder, if applicable, (b) result in the creation of any Lien on the Covered Shares, or (c) violate, conflict with, result in any material breach of, or constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, or result in or give to others any material rights of termination, amendment, acceleration or cancellation of, or result in the creation of any Lien on any of the Covered Shares pursuant to, any contract to which Stockholder is a party or by which any of the Covered Shares is bound.

5.	Miscellaneous.

(a)	This Support Agreement shall be governed by, and construed in accordance with, the Laws of the state of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the state of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the state of Delaware. Any dispute relating hereto shall be heard first in the Delaware Court of Chancery, and, if applicable, in any state or federal court located in of Delaware in which appeals from the Court of Chancery may validly be taken under the laws of the State of Delaware (each a “Chosen Court” and collectively, the “Chosen Courts”), and the parties agree to the exclusive jurisdiction and venue of the Chosen Courts. Such persons further agree that any proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Support Agreement or the transactions contemplated hereby or by any matters related to the foregoing (the “Applicable Matters”) shall be brought exclusively in a Chosen Court, and that any proceeding arising out of this Support Agreement or any other Applicable Matter shall be deemed to have arisen from a transaction of business in the state of Delaware, and each of the foregoing persons hereby irrevocably consents to the jurisdiction of such Chosen Courts in any such proceeding and irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that such person may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such Chosen Court or that any such proceeding brought in any such Chosen Court has been brought in an inconvenient forum. Such persons further covenant not to bring a proceeding with respect to the Applicable Matters (or that could affect any Applicable Matter) other than in such Chosen Court and not to challenge or enforce in another jurisdiction a judgment of such Chosen Court. Process in any such proceeding may be served on any person with respect to such Applicable Matters anywhere in the world, whether within or without the jurisdiction of any such Chosen Court. AS A SPECIFICALLY BARGAINED FOR INDUCEMENT FOR EACH OF THE PARTIES HERETO TO ENTER INTO THIS SUPPORT AGREEMENT (AFTER HAVING THE OPPORTUNITY TO CONSULT WITH COUNSEL), EACH PARTY HERETO EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO OR ARISING IN ANY WAY FROM THIS SUPPORT AGREEMENT OR THE MATTERS CONTEMPLATED HEREBY.

(b)	This Support Agreement may be amended only by an instrument in writing signed by each of Purchaser and Stockholder.

(c)	Stockholder may not assign this Support Agreement by operation of law or otherwise without the prior written consent of Purchaser. Subject to the foregoing, this Support Agreement will be binding upon, inure to the benefit of, and be enforceable by the parties hereto and their respective successors and permitted assigns.

(d)	This Support Agreement, and any amendments hereto, to the extent signed and delivered by means of an electronic transmission, including by a facsimile machine or via email, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. Neither party hereto or to any such agreement or instrument shall raise the use of electronic transmission by a facsimile machine or via email to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through such electronic transmission as a defense to the formation of a contract and each such party forever waives any such defense. This Support Agreement may be executed in separate counterparts, each of which will be an original and all of which together shall constitute one and the same agreement binding on each party hereto.

(e)	Neither party hereto shall be deemed to have waived any claim arising out of this Support Agreement, or any power, right, privilege or remedy under this Support Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given. No failure on the part of either party to exercise any power, right, privilege or remedy under this Support Agreement, and no delay on the part of either party in exercising any power, right, privilege or remedy under this Support Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

(f)	Nothing in this Support Agreement, expressed or implied, shall amend, modify, alter or change any of the terms of, or any of the parties’ rights or obligations under, the Investment Agreements.

* * * * *

IN WITNESS WHEREOF, the parties have executed this Acknowledgment and Support Agreement as of the date first written above.

STOCKHOLDER:

By:
Name:

Number of Shares of Company Common Stock Beneficially Owned:

Signature Page to Acknowledgment and Support Agreement

Acknowledged and agreed, as of the date first written above, by:

HHCF Series 21 Sub, LLC

By:
Name:
Title:

Signature Page to Acknowledgment and Support Agreement